UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2014

ARTHROCARE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34607	94-3180312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7000 West William Cannon, Building One

Austin, TX  78735

(Address of principal executive offices, including zip code)

(512) 391-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 3, 2014, ArthroCare Corporation (“ArthroCare,” “we,” “us” or “our”) filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement (the “Definitive Proxy Statement”), with respect to the special meeting of stockholders of ArthroCare to be held on May 8, 2014 in connection with ArthroCare’s proposed merger with Smith & Nephew, Inc., a Delaware corporation (“Smith & Nephew”), Rosebud Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Smith & Nephew, and Smith & Nephew plc, an English public limited company.

Important information concerning the special meeting and the proposed merger is set forth in the Definitive Proxy Statement. The Definitive Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

Settlement of Litigation

The following disclosure amends and supplements the discussion in the sections of the Definitive Proxy Statement captioned “Summary—Legal Proceedings Relating to the Merger” on page 15 and “The Merger—Legal Proceedings Related to the Merger” on page 88 by deleting the paragraphs under such captions and replacing them in their entirety with following:

“Shortly following the announcement of the merger, eight putative class action and/or derivative lawsuits were filed in the Court of Chancery of the State of Delaware (the “Court”) by alleged stockholders of ArthroCare against various combinations of the Company, the individual directors of the Company, Smith & Nephew, Merger Sub, Parent HoldCo, One Equity Partners LLC, OEP, (together, with One Equity Partners LLC, the “OEP Entities”), J.P. Morgan Securities LLC (“J.P. Morgan Securities”), and JPMorgan Chase & Co. (together with its subsidiaries, “JPM”). By orders entered on February 25, March 14, and March 19, 2014, the Court consolidated these actions under the caption In re ArthroCare Corporation Stockholder Litigation, Consol. C.A. No. 9313-VCL (the “Consolidated Action”), and appointed co-lead plaintiffs and co-lead counsel.

On March 18, 2014, co-lead plaintiffs filed a Verified Consolidated Class Action and Derivative Complaint (the “Complaint”) in the Consolidated Action. The Complaint generally alleges, among other things, that the directors of the Company breached their fiduciary duties to the Company’s stockholders and that Smith & Nephew, Merger Sub, Parent HoldCo, the OEP Entities, J.P. Morgan Securities, and JPMorgan Chase & Co. aided and abetted these fiduciary breaches. In support of these claims, the lawsuits generally allege, among other things, that the merger consideration undervalues the Company, that the sales process leading up to the merger was flawed and influenced by conflicts of interest, that JPM, J.P. Morgan Securities, and the OEP Entities facilitated the sale of the Company to Smith & Nephew in order to facilitate OEP’s exit from its investment in the Company, assist OEP and JPM in the spinoff of OEP out of JPM, and obtain for JPM and its affiliates fees for roles as financial advisor to Smith & Nephew in the merger and in the transaction financing for the merger, and that the merger agreement contains deal-protection provisions that unduly favor Smith & Nephew and deter potential superior proposals.

The Complaint also alleges that the merger violates 8 Del C. § 203 (“Section 203”). In support of this claim, the Complaint alleges that Smith & Nephew became an owner of 15% or more of the Company’s voting securities and an interested stockholder in the Company (as those terms are defined in Section 203) by engaging J.P. Morgan Securities and a JPM subsidiary as its financial advisor and loan underwriter, respectively, in connection with the merger. In light of this allegation, the Complaint further alleges that because the merger is not subject to approval of holders of 66 2/3% of the Company’s outstanding shares (other than those shares deemed to be owned by Smith & Nephew), the merger violates Section 203.

The Complaint also alleges that the merger violates, and that the Company failed to enforce, certain standstill provisions of the August 14, 2009 Securities Purchase Agreement, which was entered into with the Company at the time that the OEP Entities invested in the Company, which we refer to in this proxy statement as the OEP SPA. The Complaint further alleges that the preliminary proxy statement filed by the Company on March 6, 2014 omits certain material information concerning, among other things, the process leading up to the merger, the financial interests of, and roles in the merger by, JPM and the OEP Entities, the inputs and analyses in Piper Jaffray’s fairness opinion analysis, and the role of Goldman

Sachs & Co.  The Consolidated Action seeks, among other things, a declaratory judgment, to enjoin the merger, unspecified money damages, costs and attorneys’ and experts’ fees.

On March 21, 2014, the Court scheduled a hearing for April 28-29, 2014 to hear co-lead plaintiffs’ motion to preliminarily enjoin the merger and hear, on an expedited basis, the parties’ arguments on whether Section 203 applies to the merger.

On April 9, 2014, following expedited discovery, the parties to the Consolidated Action reached an agreement-in-principle providing for the settlement of all of the claims in the Consolidated Action on the terms and conditions set forth in a memorandum of understanding (the “MOU”).  Pursuant to the MOU, Smith & Nephew agreed to pay or cause to be paid on behalf of itself and all other defendants twelve million U.S. dollars (US$12,000,000) (the “Settlement Payment”) into an interest-bearing account established by co-lead counsel (the “Common Fund”).  Co-lead counsel for plaintiffs and the class will retain an administrator (the “Adminstrator”) to oversee the administration and distribution of the Common Fund and the Settlement Payment.  The Administrator’s costs and any other costs of administering the Settlement Payment (other than the reasonable costs of notice to class members) will be deducted from the Common Fund prior to distribution of the Settlement Payment.  Following final Court approval of the settlement, the Administrator will distribute the Settlement Payment on a pro rata basis to all holders of record of shares of ArthroCare common stock as of the date the merger closes, except no such payment shall be made to any defendant in the Consolidated Action or its respective affiliates for their own account(s), pursuant to further terms and conditions set forth in the MOU.  In addition, pursuant to the MOU, defendants acknowledged that the pendency and prosecution of the Consolidated Action were causal factors underlying ArthroCare’s decision to include certain supplemental disclosures in the definitive proxy statement filed by ArthroCare with the SEC on April 3, 2014.  Plaintiffs and plaintiffs’ counsel intend to petition the Court for an award of attorneys’ fees and expenses, to which defendants reserve all rights.  The parties to the Consolidated Action have agreed that any such award will not be deducted from the Common Fund.

The MOU further provides that, among other things, (a) the parties will enter into a definitive stipulation of settlement (the “Stipulation”) and will submit the Stipulation to the Court for review and approval; (b) the Stipulation will provide for dismissal of the Consolidated Acton on the merits; (c) the Stipulation will include a general release of defendants of claims relating to the merger; and (d) the proposed settlement is conditioned on, among other things, consummation of the merger, completion of confirmatory discovery, class certification, and final approval by the Court after notice to ArthroCare’s stockholders.

We and the other defendants have vigorously denied, and continue vigorously to deny, that any defendant has committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the referenced lawsuits or that the merger violates Section 203 or any other law, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with any applicable fiduciary and/or other legal duties and are entering into the contemplated settlement solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the merger that might arise from further litigation.”

The following disclosure amends the discussion in the section of the Definitive Proxy Statement captioned “Summary—Stockholders Entitled to Vote; Record Date; Vote Required” beginning on page 2 by deleting the fifth sentence on the first full paragraph on page 3 and replacing it in its entirety with the following:

“We believe this claim is meritless.”

The following disclosure amends the discussion in the section of the Definitive Proxy Statement captioned “ArthroCare Corporation Special Meeting—Vote Required” beginning on page 27 by deleting the third sentence on the second full paragraph on page 28 and replacing it in its entirety with the following:

“We believe this claim is meritless.”

Additional Information and Where to Find It

In connection with the proposed merger between ArthroCare and Smith & Nephew, ArthroCare filed with the Securities and Exchange Commission a definitive proxy statement on April 3, 2014. ArthroCare and Smith & Nephew may file with the SEC other relevant documents in connection with the proposed merger. Investors of ArthroCare are urged to read the definitive proxy statement regarding the proposed merger carefully and in its entirety and to read any other relevant materials carefully and in their entirety when they become available because they contain important information about ArthroCare, Smith & Nephew and the proposed merger. Investors may obtain a free copy of the definitive proxy statement and any other relevant materials filed by ArthroCare with the SEC at the SEC’s website at www.sec.gov, at ArthroCare’s website at www.arthrocare.com or by sending a written request to ArthroCare at 7000 W. William Cannon, Building One, Austin, Texas 78735, Attention: General Counsel.

Participants in the Solicitation

ArthroCare and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger.  Information regarding the directors and executive officers of ArthroCare is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 13, 2014, its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 1, 2013, and its proxy statement for its 2013 special meeting of stockholders, which was filed with the SEC on October 23, 2013. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger is set forth in ArthroCare’s definitive proxy statement for its special stockholder meeting in connection with the proposed merger, which was filed with the SEC on April 3, 2014.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and ArthroCare undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) ArthroCare may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger may not be satisfied and required regulatory approvals may not be obtained; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of ArthroCare may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) ArthroCare may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, ArthroCare stockholders will cease to have any equity interest in ArthroCare and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of ArthroCare are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2013, which are available on the SEC’s website at www.sec.gov.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date: April 10, 2014
	By:	/s/ David Fitzgerald
David Fitzgerald
President and Chief Executive Officer